Exhibit 10.11

FIRST AMENDMENT TO CONVERTIBLE PROMISSORY NOTE

This first Amendment to Convertible Promissory Note (“Amendment”) is effective as September 24, 2025 (“Effective Date”), between Adapti, inc. (formerly known as Scepter Holdings, Inc.), Inc., a Nevada corporation (“Borrower”), and the holder identified on the signature page here, (“Lender”). Collectively the parties may be referred to herein each as a “Party” and together, the “Parties.”

WHEREAS, pursuant to a securities purchase agreement (“Purchase Agreement”) dated [*], the Borrower has previously issued a Convertible Promissory Note to Lender (the “Note”);

WHEREAS, the Note is due and payable on [*] (“Maturity Date”);

WHEREAS, the Parties hereto desire to amend the Note to extend the Maturity Date for an additional twelve (12) months in exchange for Borrower issuing shares of its common stock, par value $0.001 per share (“Common Stock”), to Lender, as set forth herein.

NOW, THEREFORE, in consideration of the promises and conditions and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings ascribed to them in the Note.

2. Amendments to the Note. As of the Effective Date, the Note is hereby amended or modified as follows:

(a) The first paragraph of the Note is amended and restated in its entirety as follows:

“FOR VALUE RECEIVED, ADAPTI, INC., (fka Scepter Holdings, Inc.) a Nevada corporation (hereinafter called the “Borrower”), hereby promises to pay to the order of [*], or registered assigns (the “Holder”), the sum of one hundred thousand dollars ($100,000) together with any interest as set forth herein, on the date that is [*] months from the date hereof (the “Maturity Date”); and to pay interest on the unpaid principal balance hereof at the rate of twelve percent (12%) (the “Interest Rate”) per annum from the date hereof (the “Issue Date”) until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise. This Convertible Promissory Note (the “Note”) may be prepaid in whole or in part as set forth herein. Any amount of principal or interest on this Note which is not paid when due shall bear interest at the rate of eighteen percent (18%) per annum from the due date thereof until the same is paid (“Default Interest”). Interest shall be computed on the basis of a 365-day year.” Interest shall commence accruing quarterly on the Issue Date and shall be payable on the Maturity Date.”

3. Common Stock Issuance to Lender. As consideration for the extension of the Maturity Date, as set forth in Section 2, Borrower agrees to issue [*] shares of Common Stock (the “Shares”) to Lender within five (5) business days of the date of last signature of this Amendment. The Shares will be issued as fully paid and non-assessable, shall bear the Borrower’s standard restricted legend and will only be transferrable in compliance with applicable United States federal and state securities law.

4. Date of Effectiveness; Limited Effect. This Amendment will be deemed effective on the Effective Date. Except as expressly provided in this Amendment, all of the other terms and provisions of the Note are and will remain in full force and effect and are hereby ratified and confirmed by the Parties. Without limiting the generality of the foregoing, the amendments contained herein will not be construed as an amendment to or waiver of any other provision of the Note or as a waiver of or consent to any further or future action on the part of either Party that would require the waiver or consent of the other Party.

5. Representations, Warranties and Acknowledgments. Each Party hereby represents and warrants to the other Party that:

(a) It has the full right, power and authority to enter into this Amendment and to perform its obligations hereunder and under the Note as amended by this Amendment.

(b) The execution of this Amendment by the individual whose signature is set forth at the end of this Amendment on behalf of such Party, and the delivery of this Amendment by such Party, have been duly authorized by all necessary corporate action on the part of such Party.

(c) This Amendment has been executed and delivered by such Party and (assuming due authorization, execution and delivery by the other Party hereto) constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms.

6. Miscellaneous.

(a) Any necessary undertaking or changes to the Purchase Agreement and Note in order to affect the intent of this Amendment are hereby approved by the Parties.

(b) This Amendment is governed by, and construed in accordance with, the laws of the State of Nevada, without regard to the conflict of laws provisions of such state.

(c) This Amendment shall inure to the benefit of and be binding upon each of the Parties and each of their respective successors and assigns.

(d) The headings in this Amendment are for reference only and do not affect the interpretation of this Amendment.

(e) This Amendment may be executed in counterparts, each of which is deemed an original, but all of which constitutes one and the same agreement. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

(f) This Amendment constitutes the sole and entire agreement of the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

(g) Each Party shall pay its own costs and expenses in connection with this Amendment (including the fees and expenses of its advisors, accounts and legal counsel).

[Remainder of Page Intentionally Left Blank]

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[Signature Page to Amendment]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

BORROWER: ADAPTI, INC.

By
Name:	Adam Nicosia
Title:	CEO
Dated:

LENDER: [*]

By
Name:
Title:
Dated:

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